================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Central Garden & Pet Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                         CENTRAL GARDEN & PET COMPANY

                           3697 MT. DIABLO BOULEVARD
                          LAFAYETTE, CALIFORNIA 94549

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      MONDAY, MARCH 31, 1997, 10:30 A.M.

To the Stockholders:

  Notice is hereby given that the Annual Meeting of Stockholders of Central Garden & Pet Company will be held at the LAFAYETTE PARK HOTEL, 3287 Mt. Diablo Boulevard, Lafayette, California, on Monday, March 31, 1997, at 10:30 A.M. for the following purposes:

    (1) To elect four directors.

    (2) To approve the Nonemployee Director Stock Option Plan.

    (3) To approve the Employee Stock Purchase Plan.

    (4) To transact such other business as may properly come before the meeting.

  Only stockholders of record on the books of the Company as of 5:00 P.M., February 21, 1997, will be entitled to vote at the meeting and any adjournment thereof.

Dated: March 5, 1997
                                          By Order of the Board of Directors

                                          Robert B. Jones, Secretary



   STOCKHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                         CENTRAL GARDEN & PET COMPANY

                           3697 MT. DIABLO BOULEVARD
                          LAFAYETTE, CALIFORNIA 94549

                                PROXY STATEMENT

  The enclosed proxy is solicited by the Board of Directors of Central Garden & Pet Company (the "Company") to be used at the Annual Meeting of Stockholders on March 31, 1997, for the purposes set forth in the foregoing notice. This proxy statement and the enclosed form of proxy were first sent to stockholders on or about March 6, 1997.

  If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors. Any stockholder signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to or at the Annual Meeting. A proxy may be revoked by a writing delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy, or by attendance at the Annual Meeting and voting in person.

                               VOTING SECURITIES

  Only stockholders of record on the books of the Company as of 5:00 P.M., February 21, 1997, will be entitled to vote at the Annual Meeting.

  As of the close of business on February 21, 1997, there were outstanding 13,071,957 shares of Common Stock of the Company, entitled to one vote per share, and 1,863,167 shares of Class B Stock of the Company, entitled to the lesser of ten votes per share or 49% of the total votes cast. In addition, there were 100 shares of Series A Preferred Stock outstanding, each of which is convertible into 1,000 shares of Common Stock and has a number of votes equal to the number of shares of Common Stock into which it is convertible. Holders of Common Stock and Class B Stock will vote together on all matters presented to the stockholders for their vote or approval at the meeting, including the election of directors. The holders of a majority of the outstanding shares of the stock of the Company, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                             ELECTION OF DIRECTORS

  The persons named below are nominees for director to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected. The nominees constitute the present Board of Directors.

  In the absence of instructions to the contrary, shares represented by the proxy will be voted and the proxies will vote for the election of all such nominees to the Board of Directors. If any of such persons is unable or unwilling to be a candidate for the office of director at the date of the Annual Meeting, or any adjournment thereof, the proxies will vote for such substitute nominee as shall be designated by the proxies. The management has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a director. Set forth below is certain information concerning the nominees which is based on data furnished by them.

                                                                                SERVED AS
                                         BUSINESS EXPERIENCE DURING PAST        DIRECTOR
 NOMINEES FOR DIRECTOR         AGE       FIVE YEARS AND OTHER INFORMATION         SINCE
 ---------------------         --- -------------------------------------------  ---------
 William E. Brown............   55 Chairman of the Board and Chief Executive      1980
                                   Officer since 1980.
 Glenn W. Novotny............   50 President since June 1990. Prior to June       1990
                                   1990, Mr. Novotny was with Weyerhaeuser
                                   Corporation in a variety of capacities.
 Lee D. Hines, Jr............   50 Self-employed consultant. From April 1991      1992
                                   until June 1993, Mr. Hines was Executive
                                   Vice President and Chief Financial Officer
                                   of the Company. From May 1990 to April
                                   1991, Mr. Hines was President and Chief
                                   Executive Officer of International Tropic-
                                   Cal, Inc. (designer and marketer of
                                   sunglasses and hair accessories).
 Daniel P. Hogan, Jr. .......   68 Self-employed consultant. Prior to his         1993
                                   retirement in 1987, Mr. Hogan was a Vice
                                   President of Chevron Chemical Company and
                                   General Manager of its Ortho Consumer
                                   Products Division.

                        FURTHER INFORMATION CONCERNING
                            THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

  During fiscal 1996, the Board of Directors held eight meetings and acted by unanimous written consent on a number of occasions. In October 1993, after consummation of its initial public offering, the Company established an Audit and Compensation Committee. The Company does not have a Nominating Committee.

  The members of the Audit and Compensation Committee are Lee D. Hines, Jr. and Daniel P. Hogan, Jr. Among the functions performed by this committee in its capacity as an Audit Committee are to make recommendations to the Board of Directors with respect to the engagement or discharge of independent auditors, to review with the independent auditors the plan and results of the auditing engagement, to review the Company's internal auditing procedures and system of internal accounting controls and to make inquiries into matters within the scope of its functions. Among the functions performed by this committee in its capacity as a Compensation Committee are to review and make recommendations to the Board of Directors concerning the compensation of the key management employees of the Company and to administer the Company's equity incentive plan. The Audit and Compensation Committee held six meetings during fiscal 1996.

ATTENDANCE AT MEETINGS

  During fiscal 1996, there were no members of the Board of Directors who attended fewer than seventy-five percent of the meetings of the Board of Directors and all committees of the Board on which they served.

COMPENSATION OF DIRECTORS

  Directors who are not employees of the Company are paid directors fees consisting of $12,000 per year and $1,000 for each Board meeting attended. Directors who attend meetings of the Audit and Compensation Committee receive an additional $1,000 for each meeting not held on the same day as a Board meeting. In addition, Lee Hines performed certain consulting services for the Company during fiscal 1996 for which he received compensation of $40,000. Under the Nonemployee Director Stock Option Plan, Messrs. Hines and Hogan have each been granted options to purchase 10,000 shares of Common Stock, subject to approval of this plan at the Annual Meeting. See "Proposal to Approve the Nonemployee Director Stock Option Plan".

                            EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

  The compensation paid to the Company's Chief Executive Officer and the only other executive officers who received compensation in excess of $100,000 for services in all capacities to the Company and its subsidiaries during fiscal 1994, 1995 and 1996 is set forth below.

                          SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                           ANNUAL COMPENSATION        COMPENSATION AWARDS
                                     ------------------------------- ----------------------
                                                        OTHER ANNUAL RESTRICTED  SECURITIES ALL OTHER
                                                        COMPENSATION   STOCK     UNDERLYING  COMPEN-
NAME AND PRINCIPAL POSITION  YEAR(1) SALARY($) BONUS($)     ($)      AWARDS(#)   OPTIONS(#) SATION($)
---------------------------  ------- --------- -------- ------------ ----------  ---------- ---------
William E. Brown              1996   $300,000      --          --         --       30,000      --
 Chairman and Chief           1995   $200,000      --          --         --          --       --
 Executive Officer            1994   $200,000      --          --         --          --       --
Glenn W. Novotny              1996   $257,908  $15,000         --         --       30,000      --
 President                    1995   $199,841      --          --         --       37,000      --
                              1994   $207,295      --    $38,036(2)       --        9,487      --
Neill J. Hines                1996   $160,656      --          --         --       10,000      --
 Executive Vice President     1995   $103,508      --          --         --       21,000      --
                              1994   $132,538      --          --         --        5,128      --
Robert B. Jones               1996   $118,165      --          --         --       10,000      --
 Vice President, Chief        1995   $ 90,896      --          --         --       21,000      --
 Financial Officer            1994   $112,000  $25,000         --      10,000(3)      --       --

--------
(1) In July 1995, the Company changed its fiscal year end to be the last Saturday in September; as a result the fiscal year ending September 30, 1995 ("fiscal 1995") was a nine month period.

(2) Includes for 1994, reimbursement to Mr. Novotny of moving expenses in the amount of $30,456. While the named executive officers enjoy certain perquisites, for fiscal years 1994, 1995 and 1996 these did not exceed the lesser of $50,000 or 10% of each officer's salary and bonus.
(3) The fair market value of these shares on the grant date was $107,500. The fair market value on the grant date, however is not necessarily indicative of the restricted stock's real value, which is impossible to determine until the vesting date; it is at this point that executives recognize income on the stock and must pay taxes on it. As of the end of fiscal 1996, the aggregate restricted stock holdings for such executive officer consisted of 10,000 shares worth $207,500 at the then-current fair market value (as represented by the closing price of the Company's Common Stock on September 27, 1996), without giving effect to the diminution of value attributable to the restrictions on such stock. Dividends are paid on the restricted shares to the extent payable on the Company's Common Stock generally.

  The following table sets forth certain information regarding stock options granted during fiscal 1996 to the executive officers named in the foregoing Summary Compensation Table. None of such persons received awards of stock appreciation rights during fiscal 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE
                         ---------------------------------------------------    VALUE AT ASSUMED
                           NUMBER OF     PERCENT OF                           ANNUAL RATES OF STOCK
                           SECURITIES   TOTAL OPTIONS                        PRICE APPRECIATION FOR
                           UNDERLYING    GRANTED TO   EXERCISE OR                OPTION TERM(3)
                            OPTIONS     EMPLOYEES IN  BASE PRICE  EXPIRATION -----------------------
NAME                     GRANTED(#) (1)  FISCAL YEAR   ($/SH)(2)     DATE       5%($)      10%($)
----                     -------------- ------------- ----------- ---------- ----------- -----------
William E. Brown........     30,000          6.5%       $18.125    7/24/02   $   150,228 $   331,964
Glenn W. Novotny........     30,000          6.5%       $18.125    7/24/02   $   150,228 $   331,964
Neill J. Hines..........     10,000          2.2%       $18.125    7/24/02   $    50,076 $   110,655
Robert B. Jones.........     10,000          2.2%       $18.125    7/24/02   $    50,076 $   110,655

--------
(1) All options granted in fiscal 1996 are exercisable in full, commencing one year prior to expiration. Under the terms of the Company's Stock Option Plan, the Audit and Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding options.
(2) All options were granted at fair market value at date of grant.
(3) Realizable values are reported net of the option exercise price. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates (determined from the price at the date of grant, not the stock's current market value) set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock as well as the optionholder's continued employment through the vesting period. The potential realizable value calculation assumes that the optionholder waits until the end of the option term to exercise the option.

  There were no option exercises during fiscal 1996 by any of the executive officers listed. The following table sets forth certain information with respect to stock options held by each of the Company's executive officers as of September 28, 1996.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                            VALUE OF UNEXERCISED
                                      NUMBER OF UNEXERCISED IN-THE-MONEY OPTIONS
                                      OPTIONS AT FY-END(#)      AT FY-END($)
                                      --------------------- --------------------
                                          EXERCISABLE/          EXERCISABLE/
NAME                                      UNEXERCISABLE        UNEXERCISABLE
----                                  --------------------- --------------------
William E. Brown.....................          0/30,000             0/$ 78,750
Glenn W. Novotny.....................     10,360/77,360      $113,960/$702,250
Neill J. Hines.......................      5,718/36,718      $ 62,898/$381,600
Robert B. Jones......................        530/31,530      $  5,830/$381,600

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Lee D. Hines, Jr., a member of the Board of Directors and the Audit and Compensation Committee, performed certain consulting services for the Company during fiscal 1996 for which he received compensation of $40,000.

TRANSACTIONS WITH THE COMPANY

  The Company leases a warehouse facility and certain related equipment in Visalia, California from Road 80 Investors, a California general partnership controlled by William E. Brown. In fiscal 1996, the Company paid approximately $155,688 to Road 80 Investors under this lease.

  On December 30, 1992, in connection with an acquisition, the Company issued a note in the amount of $2.4 million payable in four equal annual installments commencing in 1994. The note bears interest at 1% per annum below prime rate. This indebtedness is secured by shares of Class B Stock owned by Mr. Brown.

                            PROPOSAL TO APPROVE THE
                    NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

  On February 20, 1996, the Board of Directors approved the adoption of the Nonemployee Director Stock Option Plan (the "Director Plan"), subject to the approval of the holders of a majority of the outstanding shares of the Common Stock of the Company and the Class B Stock of the Company which are present in person or by proxy and entitled to vote at the Annual Meeting.

DESCRIPTION OF THE DIRECTOR PLAN

  The following summary of the principal features of the Director Plan is qualified in its entirety by the full text of the Director Plan, which appears as Exhibit A to this Proxy Statement.

PURPOSE

  The purpose of the Director Plan is to promote the success, and enhance the value, of the Company, by attracting, retaining and motivating members of the Board of Directors who possess outstanding competence and who are neither employees of the Company nor of any affiliate of the Company ("Nonemployee Directors"). The Director Plan also is designed to align the interests of Nonemployee Directors with the interests of the stockholders of the Company.

ELIGIBILITY TO PARTICIPATE IN THE DIRECTOR PLAN

  All Nonemployee Directors automatically become participants in the Director Plan. At present, the Company has two Nonemployee Directors: Lee D. Hines, Jr. and Daniel P. Hogan, Jr.

ADMINISTRATION, AMENDMENT AND TERMINATION

  The Director Plan is administered by the Board of Directors. The Board of Directors has all discretion and authority necessary or appropriate to administer the Director Plan and to control its operation in accordance with its terms. The Board of Directors also may amend or terminate the Director Plan at any time and for any reason.

NUMBER OF SHARES AVAILABLE UNDER THE DIRECTOR PLAN

  A total of 100,000 shares of Common Stock have been reserved for issuance under the Director Plan. In the event of any stock split, stock dividend or other change in the capital structure of the Company, the Board of Directors may make such adjustment, if any, as it deems appropriate in the number and/or class of shares of Common Stock that are available for grant under the Director Plan and the number and class of and/or the exercise price of shares of Common Stock subject to outstanding Options. Shares issued under the Director Plan may be authorized but unissued shares of Common Stock or treasury shares. If an Option expires without having been fully exercised, the shares subject thereto again will be available for grant.

OPTIONS

  Under the Director Plan, each person who was a Nonemployee Director on February 20, 1996 automatically received on that date an Option to purchase 10,000 shares of Common Stock. Each participant who received an Option pursuant to the preceding sentence, and each person who becomes a Nonemployee Director after February 20, 1996, automatically will receive, on the date of each subsequent Annual Meeting on which he or she is a Nonemployee Director, an Option to purchase such number of shares of Common Stock as determined by dividing $25,000 by the fair market value of a share of Common Stock on the date of the Annual Meeting in question. In this connection, any fractional share will be rounded up to the next full share. For purposes of the Plan, fair market value on any date means the average of the highest and lowest selling prices for shares of Common Stock on The Nasdaq Stock Market on that date.

  For example, if the fair market value of a share of Common Stock on the date of the Annual Meeting in question is $14.00, then the Nonemployee Director would receive an Option to purchase 1,786 shares (i.e., $25,000 divided by $14.00, rounded up to the next full share.

  The exercise price of the shares subject to each Option will be 100% of the fair market value of the shares on the date of grant. Each Option will become exercisable in full four years from the date of grant of the Option; provided, however, that if prior to such date the participant terminates his or her service on the Board of Directors on account of death or disability, then the Option will become exercisable in full on the date of such termination of service. Each Option will terminate five years from the date of grant of the Option.

PAYMENT OF EXERCISE PRICE

  The exercise price of each Option must be paid in full in cash at the time of exercise. Any taxes required to be withheld also must be paid at the time of exercise.

RESTRICTIONS ON SHARE TRANSFERABILITY

  If the Board of Directors determines that applicable law or the requirements of any national securities exchange make it necessary or appropriate to delay the issuance of any shares of Common Stock under the Director Plan, each participant will receive his or her shares after the Board of Directors determines that such legal or other requirements have been satisfied.

NONTRANSFERABILITY OF OPTIONS

  Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, if permitted by the Board of Directors (in its discretion), a participant may designate one or more beneficiaries to receive any exercisable Options following his or her death.

OPTION GRANTS

  Under the terms of the Director Plan, Options to purchase 10,000 shares of Common Stock were granted to Messrs. Hines and Hogan on February 20, 1996 at an exercise price of $9.00 per share, which was the fair market value of a share of Common Stock on that date. Under the terms of the Director Plan, Messrs. Hines and Hogan each will receive an additional Option on the date of the Annual Meeting. The number of shares of Common Stock covered by the additional Options will be determined by dividing $25,000 by the fair market value of a share of Common Stock on the date of the Annual Meeting. All of the preceding grants are subject to approval of the Director Plan by the Company's stockholders at the Annual Meeting.

TAX ASPECTS

  Based on management's understanding of current federal income tax laws, the tax consequences of the grant of Options under the Director Plan are as follows.

  A participant will not have taxable income at the time of grant of an Option, but generally will have ordinary income upon the exercise of such Option in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price of such shares. Any gain or loss recognized upon any later sale or other disposition of the shares of Common Stock generally will be capital gain or loss.

  The Company generally will be entitled to a tax deduction in connection with an Option granted under the Director Plan in an amount equal to the ordinary income realized by the participant.

NEW PLAN BENEFITS

  Regulations recently adopted by the Securities and Exchange Commission require disclosure of benefits to the executive officers of the Company named in the summary compensation table and to certain other categories of award recipient, if such benefits are determinable. In addition to the grants of stock options set forth below, it is likely that additional grants will be made to such persons and others during the life of the Director Plan in accordance with the terms of the Director Plan.

  The following table sets forth as of December 27, 1996 (a) the aggregate number of shares of the Company's Common Stock subject to Awards granted under the Director Plan, and (b) the dollar value of such Awards based on the difference between the exercise price and $21.125 per share, the closing price for the shares of Common Stock on December 27, 1996.

                                                    NUMBER OF    DOLLAR VALUE OF
            NAME OF INDIVIDUAL OR GROUP           SHARES GRANTED SHARES GRANTED
            ---------------------------           -------------- ---------------
   William E. Brown, Chairman and Chief
   Executive Officer............................          --              --
   Glenn W. Novotny, President and Chief
   Operating Officer............................          --              --
   Neill J. Hines, Executive Vice President.....          --              --
   Robert B. Jones, Vice President Finance and
   Secretary....................................          --              --
   Lee D. Hines, Jr., Director..................      10,000        $121,250
   Daniel P. Hogan, Jr., Director...............      10,000        $121,250
   All executive officers, as a group...........          --              --
   All employees who are not executive officers,
   as a group...................................          --              --
   All directors who are not executive officers,
   as a group...................................      20,000        $242,500

REQUIRED VOTE

  The affirmative vote of a majority of shares present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the proposed amendment to the Director Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE DIRECTOR PLAN.

                            PROPOSAL TO APPROVE THE
                         EMPLOYEE STOCK PURCHASE PLAN

  The Board of Directors has adopted an Employee Stock Purchase Plan (the "Plan"), subject to the approval of a majority of the outstanding shares of the Company's Common Stock and Class B Common Stock which are present in person or by proxy and entitled to vote at the Annual Meeting.

PURPOSE

  The purpose of the Plan is to provide a means for eligible employees of the Company and its participating subsidiaries to increase their ownership of Common Stock, thereby aligning their interests with those of the Company's stockholders. The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

ELIGIBILITY TO PARTICIPATE

  Most employees of the Company and of any participating subsidiaries of the Company will be eligible to elect to participate in the Plan. However, an employee will not be eligible if he or she has the right to acquire five percent or more of the voting stock of the Company or of any subsidiary of the Company. Also, if determined by the Committee (see below) on a uniform basis, an employee will not be eligible if he or she normally is scheduled to work less than or equal to twenty hours per week or five months per calendar year. Approximately 1,550 employees currently meet the Plan's eligibility requirements. However, no employees currently are participating in the Plan, pending approval of the Plan by stockholders. Assuming that the Plan is approved at the Annual Meeting, it is expected that eligible employees will be offered the opportunity to join the Plan sometime thereafter.

ADMINISTRATION, AMENDMENT AND TERMINATION

  The Plan is administered by the Audit and Compensation Committee (the "Committee") of the Board of Directors of the Company. The members of the Committee serve at the pleasure of the Board.

  Subject to the terms of the Plan, the Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the Plan, including the power to designate the subsidiaries of the Company which will be permitted to participate in the Plan and to establish a waiting period (not to exceed two years) before new employees may become eligible for the Plan. The Committee may make whatever rules, interpretations, and computations, and take any other actions to administer the Plan that it considers appropriate to promote the Company's best interests, and to ensure that the Plan remains qualified under Section 423 of the Internal Revenue Code. The Committee may delegate one or more of its functions to any one of its members or to any other person.

  The Company's Board of Directors, in its sole discretion, may amend or terminate the Plan at any time and for any reason.

NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN

  A maximum of 400,000 shares of Common Stock are available for issuance pursuant to the Plan. Shares sold under the Plan may be newly issued shares or treasury shares. In the event of any stock split or other change in the capital structure of the Company, the Committee will make such adjustments, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan.

ENROLLMENT AND CONTRIBUTIONS

  Eligible employees voluntarily elect whether or not to enroll in the Plan. Employees join for an enrollment period of six months, unless otherwise determined by the Committee. Employees who have joined the Plan automatically are re-enrolled for additional rolling six month periods; provided, however, that an employee may cancel his or her enrollment at any time (subject to Plan rules).

  Employees contribute to the Plan through payroll deductions. Participating employees generally may contribute up to 15% of their eligible compensation through after-tax payroll deductions. From time to time, the Committee may establish a lower maximum permitted contribution percentage or change the definition of eligible compensation. After an enrollment period has begun, an employee may increase or decrease his or her contribution percentage (subject to Plan rules).

PURCHASE OF SHARES

  On the last business day of each six-month enrollment period, each participating employee's payroll deductions are used to purchase shares of Common Stock for the employee. The price of the shares purchased will be 85% of the lower of (1) the stock's market value on the first day of the six-month enrollment period, or (2) the stock's market value on the last day of the enrollment period. Market value under the Plan means the closing price of the Common Stock on The Nasdaq/National Market for the day in question. With respect to future enrollment periods, the Committee may alter the purchase price formula increase (but not decrease) the price of shares purchased under the Plan.

TERMINATION OF PARTICIPATION

  Participation in the Plan terminates when a participating employee's employment with the Company ceases for any reason, the employee withdraws from the Plan, or the Plan is terminated or amended such that the employee no longer is eligible to participate.

TAX ASPECTS

  Based on management's understanding of current federal income tax laws, the tax consequences of the purchase of shares of common stock under the Plan are as follows.

  An employee will not have taxable income when the shares of common stock are purchased for him or her, but the employee generally will have taxable income when the employee sells or otherwise disposes of stock purchased through the Plan.

  For shares which are not disposed of until more than 24 months after the enrollment date under which the shares were purchased (the "24-month holding period"), gain up to the amount of the discount (if any) from the market price of the stock on the enrollment date (or re-enrollment date) is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If, after the 24-month holding period, the employee sells the stock for less than the purchase price, the difference is a long-term capital loss. Shares sold within the 24-month holding period are taxed at ordinary income rates on the amount of discount received from the stock's market price on the purchase date. Any additional gain (or loss) is taxed to the stockholder as long-term or short-term capital gain (or loss). The purchase date beings the holding period for determining whether the gain (or loss) is short-term or long-term.

  The Company will receive a deduction for federal income tax purposes for the ordinary income an employee must recognize when he or she disposes of stock purchased under the Plan within the 24-month holding period. The Company will not receive such a deduction for shares disposed of after the 24-month holding period.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE PLAN.

                REPORT OF THE AUDIT AND COMPENSATION COMMITTEE

To the Board of Directors:

  In July 1993, the Company consummated its initial public offering, and on October 19, 1993, the Board of Directors created the Audit and Compensation Committee, consisting solely of independent directors.

  As members of the Audit and Compensation Committee, it is our duty to determine the compensation for officers and directors, to administer the Company's 1993 Omnibus Equity Incentive Plan and to review the Company's salary, bonus and compensation arrangements generally. In addition, we evaluate the performance of management and related matters.

  In discharging our responsibilities as members of the Committee, our objective is to establish policies which will enhance the long-term performance of the Company, enable the Company to attract and retain outstanding executives and employees and provide meaningful incentives -- without subjecting the Company to excessive costs. The Company has historically relied principally on cash payments in the form of salary and bonus, together with equity incentives, to motivate its key executives and managers. Prior to fiscal 1995, base salary for senior officers, including the officers named in the Summary Compensation Table, was set by continuing the salary levels which had been previously paid in the years when the Company was privately held, subject to modest increases, based on management recommendations.

  As a public company, we intend to utilize three primary tools to assist in compensating executives. They are base salary, bonus, and stock options. Together they combine to provide an executive's total compensation package. We view base salary as a primary indicator of the market value needed to attract an executive with the skill and expertise to perform the position. We periodically retain outside assistance to assist us in determining market value. Peer group reviews, salary surveys, and research are utilized in this process. We view bonuses as a means of rewarding short-term performance which exceeds established goals and we utilize stock options as a means of linking our executive's long-term benefits to that received by our shareholders.

  During 1996, the Committee retained the services of a compensation consulting firm to assist in determining the market value compensation for the Chairman of the Board, Bill Brown. Survey data, coupled with performance-based peer group evaluation were utilized to determine competitive base and bonus levels for Mr. Brown. The Committee reviewed the data and, at its meeting of December 27, 1996, approved the following actions regarding Mr. Brown.

  Base Pay: The data indicated that Mr. Brown's base pay continues to be at a very low level when compared to his peers. The Committee made the decision to review the documentation early in 1997 with the goal to align his base in much closer proximity to his peers.

  Bonus: The performance of the Company clearly indicates that a bonus is warranted for Mr. Brown's performance for the past fiscal year. At Mr. Brown's request, no cash bonus will be authorized for his 1996 performance; however, in lieu of bonus, the Committee has decided to grant stock options to Mr. Brown which will reward him for the outstanding 1996 performance of the Company and, at the same time, provide him with benefits in the future that are directly aligned with the interests of the stockholders.

  Stock Option Grant: The Committee has authorized a grant of non-qualified stock options to Mr. Brown. The option grant is for 300,000 shares of the Company's Common Stock at a price equal to the closing price of the stock on December 27, 1996. No discount will be provided. In order to ensure that the Company preserves its maximum tax deductibility in accordance with Internal Revenue Code Section 162(m), Mr. Brown will require the approval of the Committee prior to the annual exercise of more than 50,000 non-qualified stock options.

  As has been stated in prior reports of the Audit and Compensation Committee, it is the policy of the Committee to consider the impact of Section 162(m) on the Company and to document as necessary specific performance goals in order to seek to preserve the Company's tax deduction.

  The Committee had three objectives in making the grant. First, it wanted to reward Mr. Brown for his outstanding performance during 1996. Second, it wanted to align Mr. Brown's future personal gain to that of the stockholders of Central Garden & Pet Company. Lastly, it wanted the option grant to Mr. Brown to be consistent with similar annual grants to

Chief Executive Officers at comparable companies. The Committee also believes the long-term aspect of this grant will benefit both the Company, with Mr. Brown's continued leadership, and the shareholders, who will benefit from Mr. Brown's leadership of the Company and the impact of that leadership on the Company's stock price.

  Stock Options and Restricted Stock are viewed as key long-term retention tools. Where appropriate, the Committee intends to continue to use this vehicle as a means of retaining key executive talent, including Mr. Brown, for the long term benefit of shareholders.

                                          Audit and Compensation Committee

                                          Lee D. Hines, Jr.
                                          Daniel P. Hogan, Jr.

December 31, 1996

                               PERFORMANCE GRAPH

  The following graph compares the percentage change in the Company's cumulative total stockholder return on its Common Stock for the period from the Company's initial public offering on July 15, 1993 to September 28, 1996 with the cumulative total return of the NASDAQ Composite (U.S.) Index and the Dow Jones Household Products, Non-durable Index, a peer group index consisting of thirty manufacturers and distributors of household products. The performance graph for last year had utilized the Dow Jones Household Products Index, a peer group index consisting of ten manufacturers and distributors of household products. The Company has been advised that the index used last year is no longer available and has been replaced by the Dow Jones Household Products, Non-durable Index, which the Company is using in connection with this year's performance graph.

  The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company's Common Stock.


                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                        AMONG CENTRAL GARDEN & PET CO.
            DOW JONES HOUSEHOLD PRODUCTS AND NASDAQ COMPOSITE (US)

                       [PERFORMANCE GRAPH APPEARS HERE]

                             CENTRAL           DOW JONES    NASDAQ
Measurement Period           GARDEN &          HOUSEHOLD    COMPOSITE
(Fiscal Year Covered)        PET CO            PRODUCTS     (US)
---------------------        ---------         ---------    ----------
Measurement Pt-07/15/93      $100.00           $100.00      $100.00
FYE 12/31/1993               $106.38           $111.69      $110.43
FYE 12/30/1994               $ 35.11           $120.70      $107.94
FYE 09/29/1995               $ 52.13           $148.83      $150.81
FYE 09/28/1996               $176.60           $192.86      $178.96

              OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

  The following table indicates, as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock and Class B Stock, (ii) each director, (iii) each named executive officer and (iv) all directors and executive officers as a group, the number of shares and percentage of the Company's stock beneficially owned as of December 31, 1996.

                                                  SHARES BENEFICIALLY OWNED
                                                   AS OF DECEMBER 31, 1996
                                            ----------------------------------------
                                              NUMBER OF      NUMBER OF
            BENEFICIAL OWNER                CLASS B SHARES COMMON SHARES   PERCENT(1)
            ----------------                -------------- -------------   ---------
   William E. Brown (2)...................    1,806,359            --        12.5%
   Putnam Investments, Inc. (3)...........          --       1,485,581(4)    10.2%
   Warburg, Pincus Counsellors, Inc. (5)..          --       1,484,700(4)    10.2%
   The Kaufmann Fund, Inc. (6)............          --       1,000,000(4)     6.9%
   Strong Capital Management, Inc. (7)....          --         895,725(4)     6.2%
   AIM Management Group Inc. (8)..........          --         823,500(4)     5.7%
   Oppenheimer Funds, Inc. (9)............          --         767,143(4)     5.3%
   FMR Corp. (10).........................          --         732,513(4)     5.1%
   Glenn W. Novotny.......................          --          92,669(11)      *
   Lee D. Hines, Jr.......................          --          51,000          *
   Daniel P. Hogan, Jr. ..................          --           6,000          *
   Neill J. Hines.........................       45,548         37,807(12)      *
   Robert B. Jones........................          --          12,538(13)      *
   All directors and officers as a
    group (six persons)...................    1,851,907        200,014(14)   14.2%

--------
 (*) Less than 1%.
 (1) Represents the number of shares of Class B Stock and Common Stock beneficially owned by each stockholder as a percentage of the total number of shares of Class B Stock and Common Stock outstanding.
 (2) The address of Mr. Brown is 3697 Mt. Diablo Boulevard, Lafayette, California 94549. Mr. Brown may be deemed to be a "control person" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission by reason of his stock ownership and positions with the Company.
 (3) The address of Putnam Investments, Inc. is One Post Office Square, 12th Floor, Boston, Massachusetts 02109.
 (4) Based on a Schedule 13G filed with the Company reflecting beneficial ownership as of December 31, 1996.
 (5) The address of Warburg, Pincus Counsellors, Inc. is 466 Lexington Avenue, New York, New York 10017.
 (6) The address of The Kaufmann Fund, Inc. is 140 East 45th Street, 43rd Floor, New York, New York 10017.
 (7) The address of Strong Capital Management, Inc. is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
 (8) The address of AIM Management Group Inc. is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046.
 (9) The address of Oppenheimer Funds, Inc. is Two World Trade Center, New York, New York 10048.
(10) The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109-3614.
(11) Includes 10,360 shares issuable upon exercise of outstanding options exercisable within 60 days of December 31, 1996.
(12) Includes 5,718 shares issuable upon exercise of outstanding options exercisable within 60 days of December 31, 1996.
(13) Includes 530 shares issuable upon exercise of outstanding options exercisable within 60 days of December 31, 1996.
(14) Includes employee stock options exercisable within 60 days of December 31, 1996.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from October 1, 1995 to September 28, 1996 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                                   AUDITORS

  Deloitte & Touche LLP, independent certified public accountants, serves as the Company's principal accountants. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, there are no other matters which management intends to present or has reason to believe others will present to the meeting. If other matters properly come before the meeting, those who act as proxies will vote in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

  If any stockholder intends to present a proposal for action at the Company's 1998 Annual Meeting and wishes to have such proposal set forth in management's proxy statement, such stockholder must forward the proposal to the Company so that it is received on or before November 5, 1997. Proposals should be addressed to the Company at 3697 Mt. Diablo Boulevard, Lafayette, California 94549, Attention: Corporate Secretary.

                             COST OF SOLICITATION

  All expenses in connection with the solicitation of this proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders, will be paid by the Company.

Dated: March 5, 1997.
                                          By Order of the Board of Directors

                                          Robert B. Jones, Secretary

                                                                      EXHIBIT A

                         CENTRAL GARDEN & PET COMPANY

                    NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                         (EFFECTIVE FEBRUARY 20, 1996)

                                   SECTION 1

                      ESTABLISHMENT, PURPOSE AND DURATION

  1.1 Establishment. Central Garden & Pet Company, a Delaware corporation (the "Company"), hereby establishes the "Central Garden & Pet Company Nonemployee Director Stock Option Plan" (the "Plan"), for the benefit of nonemployee members of the Board of Directors of the Company ("Nonemployee Directors"), in order to compensate such Nonemployee Directors for their past services by awarding them stock options under the Plan ("Options").

  1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company, by attracting, retaining and motivating Nonemployee Directors of outstanding competence. The Plan also is designed to align the interests of Nonemployee Directors with the interests of the stockholders of the Company.

  1.3 Effective Date. The Plan is effective as of February 20, 1996, subject to the approval by an affirmative vote, at the next meeting of the stockholders of the Company, or any adjournment thereof, of the holders of a majority of the outstanding shares of the common stock of the Company ("Shares"), present in person or by proxy and entitled to vote at such meeting. As provided in the Plan, Options will be granted prior to the receipt of such vote, but such grants shall be null and void if such vote is not in fact received.

  1.4 Duration of the Plan. The Plan shall commence on the date specified in
Section 1.3, and subject to the right of the Board of Directors of the Company to terminate the Plan at any time and for any reason pursuant to Section 7, shall remain in effect thereafter. In the event that on any date of grant the number of Shares to be subject to Options granted to all Nonemployee Directors exceeds the number of Shares then available for grant under the Plan, each Nonemployee Director shall share pro rata in the number of Shares that remain available for grant on such date.

                                   SECTION 2

                                  DEFINITIONS

  For purposes of this Plan, the following terms shall have the meanings indicated unless a different meaning is plainly required by the context:

  2.1 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

  2.2 "Board" means the Board of Directors of the Company.

  2.3 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

  2.4 "Company" means Central Garden & Pet Company, a Delaware corporation, or any successor thereto.

  2.5 "Director" means an individual who is a member of the Board.

  2.6 "Disability" means a permanent and total disability within the meaning of section 22(e)(3) of the Code.

  2.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto. Reference to a specific section of the Exchange Act shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

  2.8 "Exercise Price" means the price at which a Share may be purchased pursuant to an Option.

  2.9 "Fair Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day after the relevant date, as determined by the Board.

  2.10 "Nonemployee Director" means a Director who is an employee of neither the Company nor of any Affiliate.

  2.11 "Option" means an option to purchase Shares which has been granted under the provisions of the Plan. Options are not intended to be an incentive stock option under section 422 of the Code.

  2.12 "Optionee" means a Nonemployee Director to whom an Option has been granted under the provisions of the Plan.

  2.13 "Plan" means the Central Garden & Pet Company Nonemployee Director Stock Option Plan, as set forth in this instrument and as hereafter amended from time to time.

  2.14 "Shares" means the shares of common stock, $0.01 par value, of the Company.

                                   SECTION 3

                          ADMINISTRATION OF THE PLAN

  3.1 The Board. The Plan shall be administered by the Board. It shall be the duty of the Board to conduct the general administration of the Plan in accordance with its provisions.

  3.2 Authority of the Board. The Board shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following powers:

    (a) To interpret the provisions of the Plan and to determine, in its sole discretion, any question arising under, or in connection with the administration or operation of, the Plan;

    (b) To employ such counsel, agents and advisers, and to obtain such legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan; and

    (c) To prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations which may be necessary or advisable for the administration of the Plan.

  3.3 Decisions Binding. All actions, interpretations and decisions of the Board shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by law.

  3.4 Administrative Expenses. All expenses incurred in the administration of the Plan by the Board, or otherwise, including legal fees and expenses, shall be paid and borne by the Company.

  3.5 Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   SECTION 4

                          SHARES SUBJECT TO THE PLAN

  4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the maximum number of Shares available for grant under the Plan may not exceed 100,000. Such Shares may be either authorized but unissued Shares or treasury Shares.

  4.2 Effect of Lapsed Options. If an Option is cancelled, terminates, expires or lapses for any reason, any Shares subject to such Option again shall be made available for grant under the Plan (to the same Optionee or to a different person).

  4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or the Exercise Price of Shares subject to outstanding Options, as the Board, in its sole discretion, shall determine to be appropriate to prevent the dilution or diminishment of Options. Notwithstanding the preceding sentence, the number of Shares subject to any Option always shall be a whole number.

                                   SECTION 5

                                  ELIGIBILITY

  5.1 Eligibility. All Nonemployee Directors shall be eligible to participate in the Plan.

  5.2 Consideration for Grant of Option. Any Option under the Plan shall be granted in consideration of the past services of the Optionee.

                                   SECTION 6

                                    OPTIONS

  6.1 Grant of Options.

  6.1.1 Each Nonemployee Director who is a Nonemployee Director on February 20, 1996 automatically will receive on such date an Option to purchase 10,000 Shares.

  6.1.2 Each Optionee who received an Option to purchase 10,000 Shares pursuant to Section 6.1.1, and each Nonemployee Director who becomes a Nonemployee Director after February 20, 1996, automatically will receive, on the date of each subsequent annual meeting of the stockholders of the Company on which the

Nonemployee Director is such, an Option to purchase such number of Shares as determined by A divided by B, where "A" is $25,000 and "B" is the Fair Market Value of a Share on the date on which the Option is granted. Any fractional Share shall be rounded up to the next full Share. Accordingly, for example, if the Fair Market Value of a Share on the date of grant is $9.00, then the Optionee or Nonemployee Director (as applicable) would receive an Option to purchase 2,778 Shares (i.e., $25,000 divided by $9.00, rounded up to the next full Share).

  6.2 Terms of Options.

  6.2.1 Option Agreement. Each Option shall be evidenced by a written stock option agreement which shall be executed by the Optionee and the Company.

  6.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option shall be one hundred percent (100%) of the Fair Market Value of such Shares on the date of grant.

  6.2.3 Exercisability. Each Option shall become exercisable in full four (4) years after the date of grant of the Option. Notwithstanding the preceding sentence, if prior to the date when an Option would become exercisable, the Optionee terminates service on the Board on account of death or Disability, the Option shall become exercisable in full on the date of such termination of service.

  6.2.4 Expiration of Options. Each Option shall terminate upon the expiration of five (5) years from the date of grant of the Option.

  6.2.5 Payment. Options shall be exercised by the Optionee's delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Exercise Price for any such Shares shall be payable to the Company in full in cash or its equivalent.

  As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Optionee Share certificates (in the Optionee's name) representing such Shares.

  6.2.6 Restrictions on Share Transferability. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option, as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed and/or traded, and/or under any blue sky or state securities laws.

  6.2.7 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted in
Section 7.2. All Options granted to an Optionee under the Plan shall be exercisable during his or her lifetime only by such Optionee.

                                   SECTION 7

                                 MISCELLANEOUS

  7.1 Amendment or Termination of the Plan. The Board, in its sole discretion, may amend, alter, modify or terminate the Plan, in whole or in part, at any time and for any reason. However, only if and to the extent required to maintain the Plan's qualification under Rule 16b-3 promulgated under the Exchange Act, any such amendment shall be subject to stockholder approval. In addition, as required by Rule 16b-3, the provisions regarding the formula for determining the amount and timing of Options shall in no event be amended more than once every six months, other than to comport with changes in the Code and/or the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). (ERISA is inapplicable to the Plan.) Neither the amendment, suspension, termination, nor scheduled expiration of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan.

  7.2 Beneficiary Designation. If permitted by the Board, an Optionee may name a beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in case of the Optionee's death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Optionee and must be in a form and manner acceptable to the Board. In the absence of any such designation, or if no beneficiary survives the Optionee, benefits remaining unpaid at the Optionee's death shall be paid to the person or persons entitled to such benefits under the Optionee's will or, if the Optionee shall fail to make testamentary disposition of such benefits, his or her legal representative. Any transferee must furnish the Company with (a) written notice of his or her status as a transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

  7.3 Captions. The captions contained herein and in the table of contents are provided as a matter of convenience only, and in no way define, limit, enlarge or describe the scope or intent of the Plan. Such captions shall not affect in any way the construction of any provision of the Plan.

  7.4 Applicable Law; Severability. The Plan hereby created shall be construed, administered and governed in all respects in accordance with the laws of the State of California (with the exception of its conflict of laws provisions). If any provision of this instrument shall be held invalid or unenforceable by a court of competent jurisdiction, the remaining provisions hereof shall continue to be fully effective.

  7.5 No Effect Upon Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, compensation or incentive plans in effect for the Company or any Affiliate, and this Plan shall not preclude the Board from establishing any other forms of incentive or compensation for Nonemployee Directors.

  7.6 No Effect on Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Optionee's service on the Board at any time, with or without cause.

  7.7 Requirements of Law. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  7.8 Rule 16b-3 Compliance. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, an Option or any action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Notwithstanding any contrary provision of the Plan, if the Board specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be of no force or effect.

                                                                      APPENDIX A

                          CENTRAL GARDEN & PET COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN


                                   SECTION 1
                                    PURPOSE

     Central Garden & Pet Company hereby establishes the Central Garden & Pet Company Employee Stock Purchase Plan, effective as of March 3, 1997, in order to provide eligible employees of the Company and its participating Subsidiaries with the opportunity to purchase Common Stock through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423(b) of the Code.


                                   SECTION 2
                                  DEFINITIONS

     2.1  "1934 Act" means the Securities Exchange Act of 1934, as amended.
           --------
Reference to a specific Section of the 1934 Act or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

     2.2  "Board" means the Board of Directors of the Company.
           -----

     2.3  "Code" means the Internal Revenue Code of 1986, as amended.  Reference
           ----
to a specific Section of the Code or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

     2.4  "Committee" shall mean the committee appointed by the Board to
           ---------
administer the Plan. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company. As of the effective date of the Plan, the Committee shall be administered by the Compensation Committee of the Board.

     2.5  "Common Stock" means the common stock of the Company.
           ------------

     2.6  "Company" means Central Garden & Pet Company, a Delaware corporation.
           -------

     2.7  "Compensation" means a Participant's base salary or regular wages
           ------------
(including sick pay and vacation pay).  The

Committee, in its discretion, may (on a uniform and nondiscriminatory basis) establish a different definition of Compensation prior to an Enrollment Date for all options to be granted on such Enrollment Date.

     2.8  "Eligible Employee" means every Employee of an Employer, except (a)
           -----------------
any Employee who immediately after the grant of an option under the Plan, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company (including stock attributed to such Employee pursuant to Section 424(d) of the Code), or (b) as provided in the following sentence. The Committee, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that an Employee shall not be an Eligible Employee if he or she: (1) has not completed at least two years of service since his or her last hire date, (2) customarily works not more than 20 hours per week, (3) customarily works not more than 5 months per calendar year, or (4) is an officer or other manager.

     2.9  "Employee" means an individual who is a common-law employee of any
           --------
Employer, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

     2.10  "Employer" or "Employers" means any one or all of the Company and
            --------      ---------
those Subsidiaries which, with the consent of the Board, have adopted the Plan.

     2.11  "Enrollment Date" means such dates as may be determined by the
            ---------------
Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time.

     2.12  "Grant Date" means any date on which a Participant is granted an
            ----------
option under the Plan.

     2.13  "Participant" means an Eligible Employee who (a) has become a
            -----------
Participant in the Plan pursuant to Section 4.1 and (b) has not ceased to be a Participant pursuant to Section 8 or Section 9.

     2.14  "Plan" means the Central Garden & Pet Company Employee Stock Purchase
            ----
Plan, as set forth in this instrument and as hereafter amended from time to time.

     2.15  "Purchase Date" means such dates as may be determined by the
            -------------
Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

     0.1  "Subsidiary" means any corporation in an unbroken chain of
           ----------
corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                   SECTION 3
                           SHARES SUBJECT TO THE PLAN

     3.1  Number Available.  A maximum of 400,000 shares of Common Stock shall
          ----------------
be available for issuance pursuant to the Plan. Shares sold under the Plan may be newly issued shares or treasury shares.

     3.2  Adjustments.  In the event of any reorganization, recapitalization,
          -----------
stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.


                                   SECTION 4
                                   ENROLLMENT

     4.1  Participation.  Each Eligible Employee may elect to become a
          -------------
Participant by enrolling or re-enrolling in the Plan effective as of any Enrollment Date. In order to enroll, an Eligible Employee must complete, sign and submit to the Company an enrollment form in such form, manner and by such deadline as may be specified by the Committee from time to time (in its discretion and on a nondiscriminatory basis). Any Participant whose option expires and who has not withdrawn from the Plan automatically will be re-enrolled in the Plan on the Enrollment Date immediately following the Purchase Date on which his or her option expires.

     4.2  Payroll Withholding.  On his or her enrollment form, each Participant
          -------------------
must elect to make Plan contributions via payroll withholding from his or her Compensation. Pursuant to such procedures as the Committee may specify from time to time, a Participant may elect to have withholding equal to a whole percentage from 1% to 15% (or such lesser percentage that the Committee may establish from time to time for all options to be granted on any Enrollment
Date). A Participant may elect to increase or decrease his or her rate of payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. A Participant may stop his or her payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. In order to be effective as of a specific date, an enrollment form must be received by the Company no later than the deadline specified by the Committee, in its discretion and on a nondiscriminatory basis, from time to time. Any Participant who is automatically re-enrolled in the Plan will be deemed to have elected to continue his or her contributions at the percentage last elected by the Participant.


                                   SECTION 5
                        OPTIONS TO PURCHASE COMMON STOCK

     5.1  Grant of Option.  On each Enrollment Date on which the Participant
          ---------------
enrolls or re-enrolls in the Plan, he or she shall be granted an option to purchase shares of Common Stock.

     5.2  Duration of Option.  Each option granted under the Plan shall expire
          ------------------
on the earliest to occur of (a) the completion of the purchase of shares on the last Purchase Date occurring within 27 months of the Grant Date of such option,
(b) such shorter option period as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (c) the date on which the Participant ceases to be such for any reason. Until otherwise determined by the Committee for all options to be granted on an Enrollment Date, the period referred to in clause (b) in the preceding sentence shall mean the period from the applicable Enrollment Date through the last business day prior to the immediately following Enrollment Date.

     5.3  Number of Shares Subject to Option.  The number of shares available
          ----------------------------------
for purchase by each Participant under the option will be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date. In addition and notwithstanding the preceding, an option (taken together with all other options then outstanding under this Plan and under all other similar employee stock purchase plans of the Employers) shall not give the Participant the right to purchase shares at a rate which accrues in excess of $25,000 of fair market value at the applicable Grant Dates of such shares in any calendar year during which such Participant is enrolled in the Plan at any time.

     5.4  Other Terms and Conditions.  Each option shall be subject to the
          --------------------------
following additional terms and conditions:

          (a) payment for shares purchased under the option shall be made only through payroll withholding under Section 4.2;

          (b) purchase of shares upon exercise of the option will be accomplished only in accordance with Section 6.1;

          (c) the price per share under the option will be determined as provided in Section 6.1; and

          (d) the option in all respects shall be subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Committee shall determine from time to time in its discretion.


                                   SECTION 6
                               PURCHASE OF SHARES

          6.1  Exercise of Option.  Subject to Section 6.2, on each Purchase
               ------------------
Date, the funds then credited to each Participant's account shall be used to purchase whole shares of Common Stock. Any cash remaining after whole shares of Common Stock have been purchased shall be carried forward in the Participant's account for the purchase of shares on the next Purchase Date. The price per Share of the Shares purchased under any option granted under the Plan shall be eighty-five percent (85%) of the lower of:

          (a) the closing price per Share on the Grant Date for such option on the Nasdaq National Market; or

          (b) the closing price per Share on the Purchase Date on the Nasdaq National Market.

          6.2  Delivery of Shares.  As directed by the Committee in its sole
               ------------------
discretion, shares purchased on any Purchase Date shall be delivered directly to the Participant or to a custodian or broker (if any) designated by the Committee to hold shares for the benefit of the Participants. As determined by the Committee from time to time, such shares shall be delivered as physical certificates or by means of a book entry system.

          6.3  Exhaustion of Shares.  If at any time the shares available under
               --------------------
the Plan are over-enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment. Such reduction method shall be "bottom up", with the result that all option exercises for one share shall be satisfied first, followed by all exercises for two shares, and so on, until all available shares have been exhausted. Any funds that, due to over-enrollment, cannot be applied to the purchase of whole shares shall be refunded to the Participants (without interest thereon).


                                   SECTION 7
                                   WITHDRAWAL

          7.1  Withdrawal.  A Participant may withdraw from the Plan by
               ----------
submitting a completed enrollment form to the Company. A withdrawal will be effective only if it is received by the Company by the deadline specified by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time. When a withdrawal becomes effective, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest thereon).


                                   SECTION 8
                           CESSATION OF PARTICIPATION

          8.1  Termination of Status as Eligible Employee.  A Participant shall
               ------------------------------------------
cease to be a Participant immediately upon the cessation of his or her status as an Eligible Employee (for example, because of his or her termination of employment from all Employers for any reason). As soon as practicable after such cessation, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest thereon). If a Participant is on a Company-approved leave of absence, his or her participation in the Plan shall continue for so long as he or she remains an Eligible Employee and has not withdrawn from the Plan pursuant to Section 7.1.


                                   SECTION 9
                           DESIGNATION OF BENEFICIARY

          9.1  Designation.   Each Participant may, pursuant to such uniform and
               -----------
nondiscriminatory procedures as the Committee may specify from time to time, designate one or more Beneficiaries to receive any amounts credited to the Participant's account at the time of his or her death. Notwithstanding any contrary provision of this Section 9, Sections 9.1 and 9.2 shall be operative only after (and for so long as) the Committee determines (on a uniform and nondiscriminatory basis) to permit the designation of Beneficiaries.

          9.2  Changes.  A Participant may designate different Beneficiaries (or
               -------
may revoke a prior Beneficiary designation) at any time by delivering a new designation (or revocation of a prior designation) in like manner. Any designation or revocation shall be effective only if it is received by the Committee. However, when so received, the designation or revocation shall be effective as of the date the designation or revocation is executed (whether or not the Participant still is living), but without prejudice to the Committee on account of any payment made before the change is recorded. The last effective designation received by the Committee shall supersede all prior designations.

          9.3  Failed Designations.    If a Participant dies without having
               -------------------
effectively designated a Beneficiary, or if no Beneficiary survives the Participant, the Participant's Account shall be payable to his or her estate.

                                  SECTION 10
                                ADMINISTRATION

          10.1 Plan Administrator.  The Plan shall be administered by the
               ------------------
Committee. The Committee shall have the authority to control and manage the operation and administration of the Plan.

          10.2 Actions by Committee.  Each decision of a majority of the members
               --------------------
of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent.

          10.3 Powers of Committee.  The Committee shall have all powers and
               -------------------
discretion necessary or appropriate to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following discretionary powers:

          (a) To interpret and determine the meaning and validity of the provisions of the Plan and the options and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan or the options;

          (b) To determine any and all considerations affecting the eligibility of any employee to become a Participant or to remain a Participant in the Plan;

          (c) To cause an account or accounts to be maintained for each Participant;

          (d) To determine the time or times when, and the number of shares for which, options shall be granted;

          (e) To establish and revise an accounting method or formula for the Plan;

          (f) To designate a custodian or broker to receive shares purchased under the Plan and to determine the manner and form in which shares are to be delivered to the designated custodian or broker;

          (g) To determine the status and rights of Participants and their Beneficiaries or estates;

          (h) To employ such brokers, counsel, agents and advisers, and to obtain such broker, legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

          (i) To establish, from time to time, rules for the performance of its powers and duties and for the administration of the Plan;

          (j) To adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside of the United States; and

          (k) To delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the functions of the Committee under the Plan.

          10.4 Decisions of Committee.  All actions, interpretations, and
               ----------------------
decisions of the Committee shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

          10.5 Administrative Expenses.  All expenses incurred in the
               -----------------------
administration of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Employers, except any stamp duties or transfer taxes applicable to the purchase of shares may be charged to the account of each Participant. Any brokerage fees for the purchase of shares by a Participant shall be paid by the Company, but fees and taxes (including brokerage fees) for the transfer, sale or resale of shares by a Participant, or the issuance of physical share certificates, shall be borne solely by the Participant.

          10.6 Eligibility to Participate.  No member of the Committee who is
               --------------------------
also an employee of an Employer shall be excluded from participating in the Plan if otherwise eligible, but he or she shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own account under the Plan.

          10.7 Indemnification.  Each of the Employers shall, and hereby does,
               ---------------
indemnify and hold harmless the members of the Committee and the Board, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.

                                  SECTION 11
                     AMENDMENT, TERMINATION, AND DURATION

          11.1 Amendment, Suspension, or Termination.  The Board, in its sole
               -------------------------------------
discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board, in its discretion, may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all amounts then credited to Participants' accounts which have not been used to purchase shares shall be returned to the Participants (without interest thereon) as soon as administratively practicable.

          11.2 Duration of the Plan.  The Plan shall commence on the date
               --------------------
specified herein, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.


                                   SECTION 12
                               GENERAL PROVISIONS

          12.1 Participation by Subsidiaries.  One or more Subsidiaries of the
               -----------------------------
Company may become participating Employers by adopting the Plan and obtaining approval for such adoption from the Board. By adopting the Plan, a Subsidiary shall be deemed to agree to all of its terms, including (but not limited to) the provisions granting exclusive authority (a) to the Board to amend the Plan, and
(b) to the Committee to administer and interpret the Plan. An Employer may terminate its participation in the Plan at any time. The liabilities incurred under the Plan to the Participants employed by each Employer shall be solely the liabilities of that Employer, and no other Employer shall be liable for benefits accrued by a Participant during any period when he or she was not employed by such Employer.

          12.2 Inalienability.  In no event may either a Participant, a former
               --------------
Participant or his or her Beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process. Accordingly, for example, a Participant's interest in the Plan is not transferable pursuant to a domestic relations order.

          12.3 Severability.  In the event any provision of the Plan shall be
               ------------
held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          12.4  Requirements of Law.  The granting of options and the issuance
                -------------------
of shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as the Committee may determine are necessary or appropriate.

          12.5 Compliance with Rule 16b-3.  Any transactions under this Plan
               --------------------------
with respect to officers (as defined in Rule 16a-1 promulgated under the 1934
Act) are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

          12.6 No Enlargement of Employment Rights.  Neither the establishment
               -----------------------------------
or maintenance of the Plan, the granting of options, the purchase of shares, nor any action of any Employer or the Committee, shall be held or construed to confer upon any individual any right to be continued as an employee of the Employer nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any employee at any time, with or without cause.

          12.7 Apportionment of Costs and Duties.  All acts required of the
               ---------------------------------
Employers under the Plan may be performed by the Company for itself and its Subsidiaries, and the costs of the Plan may be equitably apportioned by the Committee among the Company and the other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employers who is thereunto duly authorized by the Employers.

          12.8 Construction and Applicable Law.  The Plan is intended to qualify
               -------------------------------
as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code. Any provision of the Plan which is inconsistent with Section 423(b) of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423(b). The provisions of the Plan shall be construed, administered and enforced in accordance with such Section and with the laws of the State of California (excluding California's conflict of laws provisions).

          12.9 Captions.  The captions contained in and the table of contents
               --------
prefixed to the Plan are inserted only as a matter of convenience, and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.

PROXY

                          CENTRAL GARDEN & PET COMPANY

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MARCH 31, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints William E. Brown, Glenn W. Novotny and Lee D. Hines, Jr., or any of them, each with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of CENTRAL GARDEN & PET COMPANY to be held at the LAFAYETTE PARK HOTEL, 3287 Mt. Diablo Boulevard, Lafayette, California, on March 31, 1997, at 10:30 A.M., and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following:


               (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE)

This proxy will be voted as directed. In the absence of contrary directions, this proxy will be voted FOR the election of the directors listed above and FOR Proposals 2 and 3.

                                             [X] Please mark your votes as this

1. THE ELECTION OF FOUR DIRECTORS:

  [ ]  FOR all nominees listed (except as marked to the contrary below)

  [ ]  WITHHOLD authority to vote for all nominees listed below.

Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

William E. Brown, Glenn W. Novotny, Lee D. Hines, Jr. and Daniel P. Hogan, Jr.


                                             FOR     AGAINST    ABSTAIN
2. To approve the Nonemployee Director       [ ]       [ ]        [ ]
   Stock Option Plan.

3. To approve the Employee Stock             [ ]       [ ]        [ ]
   Purchase Plan.

4. In their discretion, upon any and all     [ ]       [ ]        [ ]
   such other matters as may properly
   come before the meeting or any
   adjournment thereof.

I plan to attend the meeting    [ ]

STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Signature(s) ___________________________   Date _______________________________

The signature should correspond exactly with the name appearing on the certificate evidencing your Stock. If more than one name appears, all should sign. Joint owners should each sign personally.